UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

AGREE REALTY CORPORATION
(Exact name of registrant as specified in its Charter)

Maryland	1-12928	38-3148187
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 E. Long Lake Rd., Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The 2015 annual meeting of the stockholders (the “Annual Meeting”) of the Company was held May 4, 2015. At the Annual Meeting, the stockholders of Agree Realty Corporation (the “Company”) approved an amendment (the “Amendment”) to the charter of the Company (the “Charter”) relating to the restrictions on ownership and transfer of shares of our capital stock set forth in our Charter. The Amendment deleted an ownership limitation of 24% of our capital stock that had previously applied to certain founders of our company and their families and provided for an aggregate stock ownership limit of 9.8% (in value) of the aggregate of the outstanding shares of our capital stock and a common stock ownership limit of 9.8% (in value or in number of shares, whichever is more restrictive), of the aggregate of the outstanding shares of our common stock. As a result, the 9.8% ownership limits apply to all stockholders, other than those who have received ownership waivers from, and those for whom an excepted holder limit has been established by, our board of directors. The Amendment also provides for an automatic transfer of shares to a charitable trust in the event a purported transfer in violation of our ownership limitations has been made, and the Amendment makes certain conforming, technical and other changes to our Charter that we believe result in the ownership and transfer restrictions set forth in our Charter being similar in most material respects to the restrictions on ownership and transfer that are now typically contained in the charters of many publicly traded REITs. Included in those technical changes is the elimination of the concept of “excess stock,” which will no longer be required as a result of the other changes relating to the ownership and transfer restrictions set forth in our Charter, including the elimination of all 8,000,000 shares of excess stock authorized for issuance under our Charter.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment setting forth the Amendment, which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted, in person or by proxy, on the following matters:

a)	To elect three directors to serve until the annual meeting of stockholders in 2018;

b)	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2015;

c)	To approve, by non-binding vote, executive compensation; and

d)	To approve an amendment to our articles of incorporation relating to the transfer of shares to prevent the possibility of a violation of the ownership restrictions for REIT qualification, including the amendment of our ownership limitation so that the 9.8% ownership limitation applies to all stockholders.

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The three nominees were elected, the appointment of the independent registered public accounting firm was ratified, and the executive compensation was approved by non-binding vote. In addition, the amendment to our articles of incorporation was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Richard Agree	12,315,457	509,570	2,919,026
John Rakolta, Jr.	12,330,991	494,036	2,919,026
Jerome Rossi	12,674,301	150,726	2,919,026

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,610,773	125,280	8,000	0

Approval, by non-binding vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,300,975	448,303	75,749	2,919,026

Approval of Amendment to Articles of Incorporation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,768,519	30,454	26,054	2,919,026

Item 8.01	Other Events.

On May 6, 2015, the Company and Agree Limited Partnership (the “Operating Partnership”), for which the Company is the sole general partner, entered into an Equity Distribution Agreement (the “Raymond James Agreement”) with Raymond James & Associates, Inc. (“Raymond James”), as agent and/or principal, an Equity Distribution Agreement (the “RBC Agreement”) with RBC Capital Market, LLC (“RBC”), as agent and/or principal, an Equity Distribution Agreement (the “Citigroup Agreement”), with Citigroup Global Markets Inc. (“Citigroup”), as agent and/or principal and an Equity Distribution Agreement (the “SunTrust Agreement” and together with the Raymond James Agreement, the RBC Agreement and the Citigroup Agreement, collectively, the “Equity Distribution Agreements”) with SunTrust Robinson Humphrey, Inc. (together with Raymond James, RBC and Citigroup, collectively, the “Managers”), as agent and/or principal through which the Company may issue and sell from time to time through the Managers shares of the Company’s common stock, par value $0.0001 per share, having an aggregate offering price of up to $100,000,000 (the “Shares”).

Sales of the Shares, if any, will be made by means of ordinary brokers’ transaction on the New York Stock Exchange, or otherwise at market prices prevailing at the time of sale or negotiated transactions or as otherwise agreed upon with a Manager. A Manager is entitled to compensation of up to 2% of the gross sales price per share for any Shares sold by that Manager as the Company’s agent. Subject to the terms and conditions of the Equity Distribution Agreements, each Manager will use its commercially reasonable efforts to sell on the Company’s behalf any Shares to be offered by the Company under the Equity Distribution Agreements. The offering of Shares pursuant to the Equity Distribution Agreements will terminate upon the earlier of (a) the sale of all the Shares subject to the Equity Distribution Agreements or (b) the termination of all of the Equity Distribution Agreements by the Managers or the Company.

The offering of Shares through this program will be made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-201420), filed on January 9, 2015, as amended on March 5, 2015 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”), the Prospectus, dated March 27, 2015, filed as a portion of the Registration Statement; and a Prospectus Supplement dated May 6, 2015, filed by the Company with the Commission. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the material terms of the Equity Distribution Agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Equity Distribution Agreement by and among the Company, the Operating Partnership and each Manager, which is filed as Exhibit 1.1 to this report and incorporated herein by reference. The Equity Distribution Agreements with the other Managers listed above are substantially identical in all material respects except as to the parties.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement dated as of May 6, 2015, among Agree Realty Corporation and Agree Limited Partnership, on the one hand, and each Manager, on the other hand.
3.1	Amendment to the Articles of Incorporation of the Company.
5.1	Opinion of Ballard Spahr LLP regarding the legality of the Shares.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: May 6, 2015	By:	/s/ BRIAN DICKMAN
Brian Dickman, Chief Financial Officer and
Secretary

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Equity Distribution Agreement dated as of May 6, 2015, among Agree Realty Corporation and Agree Limited Partnership, on the one hand, and each Manager, on the other hand.
3.1	Amendment to the Articles of Incorporation of the Company.
5.1	Opinion of Ballard Spahr LLP regarding the legality of the Shares.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

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